CAPSTEAD Information as of December 31, 2010 Investor Presentation Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. These forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.  It is not possible to identify all of the risks, uncertainties and other factors that may affect future results.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Any forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Accordingly, readers of this document are cautioned not to place undue reliance on the forward-looking statements.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– increases in costs and other general competitive factors;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae
and Freddie Mac (the “GSEs”) and similar federal
government agencies and related guarantees; and
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities.

Proven Strategy
Experienced
Management Team
Company Overview
• We were founded in 1985 and are the oldest publicly-traded agency mortgage
REIT.
• At December 31, 2010, we had a total investment portfolio of $8.52 billion, supported by long-term investment capital of $1.13 billion levered 6.91 times.*
• Our three-year compound annual growth rate of 15.5% exceeds that of most of our peers.**
• We invest in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our focus on ARM securities differentiates Capstead from our peers and is recognized as the most defensively-positioned Agency mortgage REIT.
• We are self-managed with low operating costs and a conservative incentive compensation structure.
• We have over 80 years of combined mortgage finance industry experience, including nearly 75 years at Capstead.

*    Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
**   Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made December 31, 2007 and dividends were reinvested.
Company Summary

Market Snapshot
(dollars in thousands, except per share amounts)
Perpetual Preferred Trust Total Long-Term
Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker  CMO CMOPRA CMOPRB
Shares outstanding  70,259           187       15,819
Cost of preferred capital         11.44% 11.28%        8.49% 10.28%
Price as of March 24, 2011 $13.32 $21.79 $14.09
Book Value per common share
$12.02
Price as a multiple of December 31, 2010
book value 110.8%
Recorded value $848,102 $2,620 $176,703 $99,978 $1,127,403
Market cap as of March 24, 2011 $935,850 $4,075 $222,890 $99,978 $1,262,793
  (a)   As of December 31, 2010.
  (b)   Excludes common shares issued subsequent to year-end.  Our Form 10-K discloses that we issued 1.4 million shares under our at-the-market continuing offering program in January and
        February 2011 with net proceeds of over $17 million.

(b)
(a)
(a)
(a)

36%
64%
12%
88%
Proven Investment & Financing Strategy

Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $7.79 billion
*    Based on fair market value as of the indicated balance sheet date.
Total: $8.52 billion*
Over 99.8% of our securities are backed by well-
seasoned mortgage loans with coupon interest rates
that reset at least annually or begin doing so after
an initial fixed-rate period of five years or less.
We have long-term relationships with numerous
lending counterparties, including 21 active
counterparties at December 31, 2010.
At December 31, 2010 we held $2.8 billion notional
amount of  currently-paying two-year interest rate
swaps with average fixed rates of 1.17% and
average terms of 10 months.  An additional $500
million notional amount of two-year swaps with
average fixed-rates of 0.69% were held at year-end
that began paying in January 2011.
The duration of our investment portfolio and related
‘repo’ borrowings was approximately 8½ months
and 5¼ months, respectively, at December 31,
2010.  This  resulted in a net duration gap of
approximately 3¼ months.
Longer-to-Reset
ARMs
$1.04 Billion
Current-Reset
ARMs
$7.48 Billion
Borrowings Hedged with
Currently-Paying
Interest Rate Swaps
$2.80 Billion
Unhedged
Borrowings
$4.99 Billion
As of December 31, 2010
As of December 31, 2010

Portfolio Leverage &
Long-Term Investment Capital

From 12/31/07 to 12/31/10, our portfolio leverage has decreased 30% and long-term investment capital has increased
70%.  We anticipate increasing both portfolio leverage and common stockholders’ equity in 2011.
$ in millions
Portfolio Leverage* Long-Term Investment Capital
$661
$860
$1,114
$1,127
75%
75%
68%
58%
16%
16%
21%
27%
15%
12%
9%
9%
$
$250
$500
$750
$1,000
$1,250
12/31/07 12/31/08 12/31/09 12/31/10
Common Stock Preferred Stock Trust Prefered Securities, net
9.84x
7.85x
6.67x
6.91x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
12/31/07 12/31/08 12/31/09 12/31/10
$100
$179
$848
Common Stock Preferred Stock Trust Preferred Securities, net
*
Borrowings under repurchase arrangements divided by long-term investment capital, which includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.

5.64%
5.22%
4.13%
2.60%
0.66%
1.73%
5.12%
3.53%
1.94%
2.40%
1.69%
0.52%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
12/31/07 12/31/08 12/31/09 12/31/10
Yield Borrowing Rate Financing Spread
$7.04
$8.07
$8.52
51%
60%
77%
88%
49%
40%
23%
12%
$7.44
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
12/31/07 12/31/08 12/31/09 12/31/10
Current-Reset ARMs Longer-to-Reset ARMs
Historical Financial Overview

*  See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
**  Defined as annualized net income available to common stockholders divided by average common equity capital.
$ in billions
Residential ARM Securities Portfolio Financing Spread on Mortgage Assets*
Book Value Per Common Share Annualized Return on Average Common Equity**
$9.25
$9.14
$11.99 $12.02
$0.00
$3.00
$6.00
$9.00
$12.00
12/31/07 12/31/08 12/31/09 12/31/10
2.3%
21.0%
14.9%
12.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
12/31/07 12/31/08 12/31/09 12/31/10
Yield Borrowing Rate Financing Spread
Current-Reset ARMs Longer-to-Reset ARMs

Financing Spreads
Our portfolio yields and financing spreads have rebounded considerably after being adversely affected between March and July 2010 by the buyout of a backlog of seriously delinquent loans by the GSEs, as evidenced by 39 cent and 41 cent dividends declared for the fourth quarter of
2010 and first quarter of 2011, respectively.
Our repo borrowing rates remain at favorable levels with average repo borrowing rates of
0.30% at December 31, 2010 (0.63% including interest rate swaps).
*    See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
** Source: Bloomberg.

Yields on Mortgage Assets vs. Borrowing Rates Fed Funds vs. 1-Month LIBOR**
Financing Spread on Mortgage Assets* Yield Borrowing Rate
Fed Funds Rate
1-Month LIBOR
0.0%
2.0%
4.0%
6.0%
8.0%
12/00 3/02 6/03 9/04 12/05 3/07 6/08 9/09 12/10
Avg. Spread on mortgage assets:   1.89%*
0.0%
2.0%
4.0%
6.0%
8.0%
12/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 12/10

Fourth Quarter Highlights
Our earnings increased to $33 million or $0.40 per diluted common share.
Our total financing spreads increased 31 basis points to average 1.71%, reflecting lower levels of portfolio runoff and continued low borrowing rates.
Our book value increased $0.25 to $12.02 per common share.
Our investment portfolio increased $573 million to $8.52 billion.
Comment from our February 2, 2011 earnings press release:
“Net interest margins improved considerably during the fourth quarter following the conclusion of GSE buyout programs in July. Portfolio runoff was considerably lower quarter over quarter and declined further still in January 2011 to an annualized rate of 18.3% (a
15.8% CPR), which should benefit our portfolio yields into 2011. With acquisitions during the fourth quarter totaling almost $1 billion, we were able to more than replace all of this year’s accelerated runoff resulting from the GSE buyout programs contributing to an increase for the year in portfolio leverage to 6.91 times our long-term investment capital.
This success in re-leveraging our investment capital, together with the favorable prepay characteristics of our seasoned portfolio of agency-guaranteed ARM securities as well as the continued low borrowing rate environment, contributed to significantly improved operating results for the fourth quarter and bolsters our expectations that we will continue to produce strong financial results in 2011.”

CAPSTEAD Appendix CAPSTEAD 10

Comparative Balance Sheet
(dollars in thousands, except per share amounts)

December 31, December 31, December 31, December 31,
Assets
Mortgage securities and similar investments 8,515,691 $  8,091,103 $ 7,499,530 $   7,108,719 $
Cash collateral receivable from interest rate swap counterparties 35,289           30,485          53,676            1,800
Interest rate swap agreements at fair value 9,597              1,758
Cash and cash equivalents 359,590         409,623        96,839            6,653
Receivables and other assets 76,078           92,817          76,200            88,637
Investments in unconsolidated affiliates 3,117              3,117             3,117              3,117
8,999,362 $  8,628,903 $ 7,729,362 $   7,208,926 $
Liabilities
Repurchase arrangements and similar borrowings 7,792,743 $  7,435,256 $ 6,751,500 $   6,500,362 $
Cash collateral payable to interest rate swap counterparties 9,024
Interest rate swap agreements at fair value 16,337           9,218             46,679            2,384
Unsecured borrowings 103,095         103,095        103,095         103,095
Common stock dividend payable 27,401           37,432          22,728            9,786
Accounts payable and accrued expenses 23,337           29,961          44,910            32,382
7,971,937      7,614,962     6,968,912      6,648,009
Stockholders' Equity
Perpetual preferred stock 179,323         179,333        179,460         179,533
Common stock 674,202         661,724        618,369         344,423
Accumulated other comprehensive income (loss) 173,900         172,884        (37,379)          36,961
1,027,425      1,013,941     760,450         560,917
8,999,362 $  8,628,903 $ 7,729,362 $   7,208,926 $
Book value per common share
liquidation preferences for the Series A and B preferred stock) $12.02 $11.99 $9.14 $9.25
Long-term investment capital
unsecured borrowings, net of investments in related
unconsolidated affiliates) $1,127,403 $1,113,919 $860,428 $660,895
Portfolio leverage
divided by long-term investment capital) 6.91:1 6.67:1 7.85:1 9.84:1
2010 2009 2008 2007
(calculated assuming
(stockholders’ equity and
(borrowings under repurchase arrangements
- -
- - -

Comparative Income Statement
(dollars in thousands, except per share amounts) (unaudited)

Year Ended
December December September June March
Interest income:
Mortgage securities and similar investments 199,300 $         50,902 $           40,614 $           47,634 $           60,150 $
Other 478                     140                     111                     135                     92
199,778            51,042               40,725               47,769               60,242
Interest expense:
Repurchase arrangements and similar borrowings (47,502)             (11,892)             (11,096)             (11,146)             (13,368)
Unsecured borrowings (8,747)                 (2,187)                 (2,186)                 (2,187)                 (2,187)
Other (2)                         (2)                           -   -   -
(56,251)             (14,081)             (13,282)             (13,333)             (15,555)
Net interest income 143,527            36,961               27,443               34,436               44,687
Other revenue (expense):
Miscellaneous other revenue (expense) (904)                    (174)                    (427)                    (98)                      (205)
Incentive compensation expense (5,055)                 (1,327)                 (983)                    (1,330)                 (1,415)
General and administrative expense (10,931)             (2,498)                 (2,424)                 (3,314)                 (2,695)
(16,890)             (3,999)                 (3,834)                 (4,742)                 (4,315)
Income before equity in earnings of unconsolidated affiliates 126,637            32,962               23,609               29,694               40,372
Equity in earnings of unconsolidated affiliates 259                     65                        64                        65                        65
Net income 126,896 $         33,027 $           23,673 $           29,759 $           40,437 $
Net income per diluted common share $1.52 $0.40 $0.27 $0.35 $0.51
Average balance of mortgage assets 7,665,796 $      8,110,095 $      7,313,810 $      7,460,379 $      7,779,081 $
Investment premium amortization 57,595               11,098               17,689               15,342               13,466
Portfolio runoff *
Average financing spread on mortgage assets**
Quarter Ended
*    Represents total runoff (scheduled payments and prepayments).  The constant prepayment rate, or CPR, representing only prepayments, will typically be 150 to 250 basis points lower during any given period.
**   See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
2010 2010 2010 2010 2010
31.2%
1.94
19.4%
31.8%
35.6%
37.9%
1.56
2.35
1.91
1.89

Yield / Cost Analysis
(dollars in thousands)
$   766,1628

Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
   Fixed-rate $             5,769 6.49% 24.2% 6.60% 18.3%
   ARMs 7,246,000 2.56 31.8 7,600,085 2.49 19.4
Ginnie Mae ARMs 390,626 3.00 14.4 486,215 2.57 12.7
7,642,395 2.59 31.1 8,086,300 2.50 19.0
Unsecuritized residential mortgage loans:
Fixed-rate 3,577 7.01 6.2 3,491 7.03 6.4
ARMs 7,660 3.87 9.0 7,353 3.79 7.6
11,237 4.87 8.2 10,844 4.83 7.2
Commercial loans 8,610 9.45 100.0 4,339 8.75 100.0
3,554 8.11 3.5 3,506 8.07 3.5
7,665,796 2.60 31.2 8,104,989 2.51 19.4
Other interest-earning assets 255,412 0.19 273,016 0.20
7,921,208 2.52 8,378,005 2.44
30-day to 90-day interest rates, as adjusted
     for hedging results 7,046,841 0.66 7,465,108 0.62
Structured financings 3,554 8.11 3,506 8.07
7,050,395 0.66 7,468,614 0.62
Other interest-paying liabilites 1,090 0.19 4,323 0.19
Unsecured borrowings 103,095 8.49 103,095 8.49
7,154,580 0.78 7,576,032 0.73
Capital employed/Total financing spread 1.74 1.71
Financing spread on mortgage assets* 1.94 1.89
Secured borrowings based on:
Fourth Quarter 2010 Average
Collateral for structured financings
Year Ended 2010 Average
*   See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
$   807,079
$   5,106

Fully indexed net weighted average coupon, or WAC, represents the coupon upon one or more resets using interest rates indices as of December 31, 2010 and the applicable net margin.
Fully
Indexed Average Months
Principal        Cost Basis            Fair Market
Net
Net
Net to
Balance
Premiums
($)
%
Value
WAC
WAC*
Margins
Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 5,305,418  $

105,877  $5,411,295  102.00 $ 5,526,940  2.83% 2.31% 1.72% 5.0
Freddie Mac Agency Securities 1,511,891  31,338  1,543,229  102.07 1,582,770  3.27 2.44 1.94 6.5
Ginnie Mae Agency Securities 339,149  2,844  341,993  100.84 349,626  3.01 1.82 1.53 5.9
Residential Mortgage Loans 7,235   24  7,259  100.33 7,239    3.45    2.43     2.06      5.4
7,163,693  140,083  7,303,776  101.96 7,466,575  2.93 2.31 1.76 5.4
Longer-to-reset ARMs:
Fannie Mae Agency Securities 573,129  15,852  588,981  102.77 597,196  4.10 2.48 1.71 38.3
Freddie Mac Agency Securities 269,831  5,193  275,024  101.92 284,216  5.04 2.54 1.78 32.0
Ginnie Mae Agency Securities 150,430    5,186  155,616  103.45 155,750    3.38    1.81    1.50   36.9
993,390    26,231  1,019,621  102.64 1,037,162    4.24    2.39    1.70    36.4
$ 8,157,083  $166,314  $8,323,397  102.04 $ 8,503,737    3.09    2.32    1.75      9.2
Residential ARM Portfolio Statistics
As of December 31, 2010 (dollars in thousands)

NOTE:  Excludes $12 million of fixed-rate investments.

Financing Spread on
Mortgage Assets,
Total Financing Spread,
a Non-GAAP
a GAAP Measure Financial Measure
*
Interest
Income
(Expense)
Yield/Cost
Difference
Interest
Income
(Expense)
Yield/Cost
Interest income:
Mortgage assets $ 199,300 2.60% $ – $199,300 2.60%
Other interest-earning assets
**
478  0.19 (478)  – –
199,778  2.52 (478)  199,300  2.60
Interest expense:
Secured borrowings (borrowings under
repurchase arrangements) (47,502) 0.66 – (47,502) 0.66
Unsecured borrowings
***
(8,747) 8.49 8,747 – –
Other interest-paying liabilities
****
(2) 0.19 2 – –
(56,251) 0.78 8,749 (47,502) 0.66
Net interest margin/financing spread $ 143,527 1.74 $ 8,271 $ 151,798 1.94
*
Net interest margin on mortgage assets and Financing spread on mortgage assets on interest income and yields on the Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements).
These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread (based on all interest-earning assets and all interest-bearing liabilities).
**
Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
***
Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts’ common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors.  Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.
****
Other interest-paying liabilities consist of cash collateral payable to interest rate swap counterparties.
Use of Financial Spread on Mortgage Assets,
a Non-GAAP Financial Measure
Year Ended December 31, 2010 (dollars in thousands)

are non-GAAP financial measures (based solely

Financing Spread on
Mortgage Assets,
Total Financing Spread,
a Non-GAAP
a GAAP Measure Financial  Measure
Interest
Income
(Expense)
Yield/Cost
Difference
Interest
Income
(Expense)
Yield/Cost
Corresponding
Third Quarter
2010
Yield/Cost
Interest income:
Mortgage assets $ 50,902 2.51% $ – $ 50,902 2.51% 2.22%
Other interest-earning assets
**
140 0.20 (140) – – 0.26
51,042 2.44 (140) 50,902 2.51 2.18
Interest expense:
Secured borrowings (borrowings under
repurchase arrangements) (11,892) 0.62 – (11,892) 0.62 0.66
Unsecured borrowings
***
(2,187) 8.49 2,187 – – 8.49
Other interest-paying liabilities
****
(2) 0.19 2 – – –
(14,081) 0.73 2,189 (11,892) 0.62 0.78
Net interest margin/financing spread $ 36,961 1.71 $ 2,049 $ 39,010 1.89 1.40
*
Net interest margin on mortgage assets and Financing spread on mortgage assets on interest income and yields on the Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements).
These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread (based on all interest-earning assets and all interest-bearing liabilities).
**
Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
***
Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts’ common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors.  Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.
****
Other interest-paying liabilities consist of cash collateral payable to interest rate swap counterparties.
Use of Financial Spread on Mortgage Assets,
a Non-GAAP Financial Measure
Fourth Quarter 2010 (dollars in thousands)

are non-GAAP financial measures (based solely
*

Experienced Management Team

Over 80 years of combined mortgage finance industry experience, including nearly 75 years at Capstead
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Board of Governors of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the executive committee of the Chancellors Council of the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executive International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas